UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2021

TEXAS PACIFIC LAND CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	1-737	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Plans

On December 29, 2021, Texas Pacific Land Corporation (the "Company") adopted its 2021 Incentive Plan (the "2021 Plan") and its 2021 Non-Employee Director Stock and Deferred Compensation Plan (the “2021 Directors Plan”). The 2021 Plan and the 2021 Directors Plan were approved by the Company’s Board of Directors (the “Board”) on August 11, 2021 and by the Company’s stockholders on December 29, 2021.

2021 Plan

The 2021 Plan will be administered by the Compensation Committee of the Board (the “2021 Plan Administrator”). Employees of the Company, its affiliates or subsidiaries are eligible to participate in the 2021 Plan if selected by the 2021 Plan Administrator. The 2021 Plan Administrator’s authority includes, but is not limited to, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the 2021 Plan or any award agreement, and, subject to stockholder or participant approvals as may be required, adopting modifications and amendments to the 2021 Plan or any award agreement. The 2021 Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. Awards granted under the 2021 Plan are generally subject to a minimum vesting period of at least one year. Awards may be subject to cliff-vesting or graded-vesting conditions, with graded vesting starting no earlier than one year after the grant date. The Administrator may provide for shorter vesting periods in an award agreement for no more than five percent of the maximum number of shares authorized for issuance under the 2021 Plan. The maximum aggregate number of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) that may be issued under the 2021 Plan is 75,000 shares.

2021 Directors Plan

The 2021 Directors Plan will be administered by the Company’s General Counsel (the “2021 Directors Plan Administrator”). Each non-employee director of the Company is eligible to be a participant in the 2021 Directors Plan until they no longer serve as a non-employee director. The 2021 Directors Plan provides for the grant of shares of Common Stock subject to one-year vesting requirements unless otherwise determined by the 2021 Directors Plan Administrator. As of the first day of each compensation year (as defined in the 2021 Directors Plan), the Company will grant each participant a number of shares of Common Stock for such year determined by (i) dividing the amount of each participant’s cash retainer for the compensation year by the fair market value of the shares on the first day of the compensation year, and (ii) rounding such number of shares up to the nearest whole share. The Company may revise the foregoing formula for any year without stockholder approval, subject to the 2021 Directors Plan’s overall share limits. The maximum aggregate number of shares of Common Stock that may be issued under the 2021 Plan is 10,000 shares. In addition to the grant of shares, the 2021 Directors Plan also provides for the deferral by participants of all or part of their cash compensation (in 10% increments) into a deferred cash account and all or part of their stock compensation (in 10% increments) into a deferred stock account. Distributions of deferrals under the 2021 Directors Plan will generally be paid in a lump sum unless the participant specifies installment payments over a period up to 10 years. Deferred cash account amounts are paid in cash, and deferred stock is paid in whole shares of common stock. Unless otherwise elected by the participant, distributions will begin on February 15 of the year following the year in which the participant ceases to be a non-employee director. The participant can also elect to have their distributions commence on (a) the February 15th of the year following the later of the year in which they cease to be a non- employee director and the year in which they attain a specified age, or (b) the February 15th of the year following the year in which they attain a specified age, without regard to whether they are still a non-employee director.

The foregoing descriptions of the 2021 Incentive Plan and the 2021 Directors Plan are qualified in their entirety by reference to the respective plan documents, which are filed herewith as Exhibits 10.1 and 10.3.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       At the Annual Meeting of Stockholders of the Company on December 29, 2021 (the “Annual Meeting”), the stockholders of the Company voted on seven proposals.

Each stockholder of record is entitled to one vote per share of common stock. On November 29, 2021, the record date for the Annual Meeting (the “Record Date”), there were 7,746,356 votes underlying the issued and outstanding shares of common stock. Present at the Annual Meeting in person or by proxy were holders common stock representing an aggregate of 4,603,632 votes, or 59.43% of the voting power underlying the issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

(b)       The Inspector of Election issued its final report which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the independent Inspector of Election:

Proposal 1:

1.                 To elect three (3) Class I members of the Company’s Board of Directors to serve until the 2024 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
Barbara J. Duganier	3,759,167	801,458	43,006	0	4,603,631	81.66%
Tyler Glover	3,729,723	837,917	35,991	0	4,603,631	81.02%
Dana F. McGinnis	2,259,914	2,302,696	41,021	0	4,603,631	49.09%

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
To approve, by advisory non-binding vote, executive compensation.	3,655,110	894,665	53,856	0	4,603,631	79.40%

Proposal 3:

	1 Year	2 Years	3 Years	Abstentions	Votes Cast
To determine, by advisory non-binding vote, the frequency of future stockholder advisory votes on executive compensation.	4,231,579	18,922	81,467	271,663	4,603,631

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
To approve the Company's 2021 Incentive Plan.	3,639,736	883,466	80,429	0	4,603,631	79.06%

Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
To approve the Company's 2021 Non-Employee Director Stock and Deferred Compensation Plan.	3,636,563	894,375	72,693	0	4,603,631	78.99%

Proposal 6:

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2021.	4,094,454	474,117	35,060	0	4,603,631	88.94%

Proposal 7:

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Cast	% Votes For
To consider a stockholder proposal requesting that the Board take actions to declassify the Board.	2,574,211	1,984,284	45,136	0	4,603,631	55.92%

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Notwithstanding the terms of the stockholders’ agreement (the “Stockholders’ Agreement”), entered into on June 11, 2020 among Texas Pacific Land Trust (and later assigned to the Company), Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics LLC and its affiliates, “Horizon”), SoftVest Advisors, LLC (“SoftVest Advisors”) and SoftVest, L.P. (together with SoftVest Advisors and its affiliates, “SoftVest”), and Mission Advisors, LP, Horizon and SoftVest did not vote for the re-election of Mr. McGinnis. If Horizon and SoftVest had voted for Mr. McGinnis, he would have received a majority of the votes cast.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), Mr. McGinnis is required to promptly tender his resignation to the Board, and the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board will act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation and the failure of Horizon and Soft Vest to vote for Mr. McGinnis as described in the previous paragraph, and publicly disclose its decision regarding the tendered resignation within ninety days of the date of the certification of the Annual Meeting results.

Item 8.01.	Other Events.

Our annual meeting of stockholders for 2022 is scheduled to be held on November 16, 2022. Any director nomination or stockholder proposal submitted outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, which a stockholder intends to present at the Company’s 2022 annual meeting of stockholders, will be untimely unless it is received between July 19, 2022 and August 18, 2022 in accordance with our bylaws. Please refer to our bylaws for additional requirements in connection with such submissions.

At the Annual Meeting on December 29, 2021, Tyler Glover, the Chief Executive Officer of the Company, delivered remarks to stockholders. The remarks are attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in the remarks may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company, and therefore involve risks and uncertainties that are difficult to predict. Generally, future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” and the words “believe,” “anticipate,” “continue,” “intend,” “expect” and similar expressions identify forward-looking statements. Forward-looking statements include, but are not limited to, references to strategies, plans, objectives, expectations, intentions, assumptions, future operations and prospects and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Although the Company believes that plans, intentions and expectations reflected in or suggested by any forward-looking statements made herein are reasonable, the Company may be unable to achieve such plans, intentions or expectations and actual results, and performance or achievements may vary materially and adversely from those envisaged in the statements made in the remarks.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Texas Pacific Land Corporation 2021 Incentive Plan (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form S-8 filed on December 29, 2021 (File No. 333-261938))

10.2	Form of Restricted Stock Award Agreement (Employees) (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form S-8 filed on December 29, 2021 (File No. 333-261938))

10.3	Texas Pacific Land Corporation 2021 Non-Employee Director Stock and Deferred Compensation Plan (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form S-8 filed on December 29, 2021 (File No. 333-261938))

10.4	Form of Restricted Stock Award Agreement (Directors) (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form S-8 filed on December 29, 2021 (File No. 333-261938))

99.1	Remarks of Tyler Glover at Annual Meeting of Stockholders on December 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: January 5, 2022	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP and General Counsel

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